ADMINISTRATOR
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT ADVISER
   STCM MANAGEMENT COMPANY, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRUSTEES
   Lacy B. Herrmann, Chairman
   Theodore T. Mason, Vice Chairman
   Paul Y. Clinton
   Diana P. Herrmann
   Anne J. Mills
   Cornelius T. Ryan

OFFICERS
   Lacy B. Herrmann, President
   Charles E. Childs, III, Senior Vice President
   Diana P. Herrmann, Vice President
   John M. Herndon, Vice President & Assistant Secretary
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017


Further information is contained in the Prospectus, which must precede or accompany this report.





SEMI-
ANNUAL
REPORT

DECEMBER 31, 2000


                          CAPITAL CASH MANAGEMENT TRUST

                                    ---------

                          CAPITAL CASH MANAGEMENT TRUST



                  CAPITAL CASH U.S. GOVERNMENT SECURITIES TRUST

                                    ---------

                          A CASH MANAGEMENT INVESTMENT

[Logo of Capital Cash Management Trust: a triangle with a wave pattern in the left half and a grain of wheat in the right half. Beneath this triangle are the words STABILITY * LIQUIDITY * YIELD]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS

[Logo of Capital Cash Management Trust: a triangle with a wave pattern in the left half and a grain of wheat in the right half. Beneath this triangle are the words STABILITY * LIQUIDITY * YIELD]

                          CAPITAL CASH MANAGEMENT TRUST

                               SEMI-ANNUAL REPORT

                                                               February 15, 2001



Dear Investor:

     We are pleased to provide you with the Semi-Annual Report for Capital Cash Management Trust for the six-month period ended December 31, 2000.

     The enclosed Semi-Annual Report includes the two portfolios of Capital Cash Management Trust: Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust.

     The Federal Reserve's series of six interest rate increases from June 1999 until May 2000, which were intended to prevent the torrid economy of the late 1990s from further overheating, finally have taken their toll on the nation's economic growth. During the final quarter of 2000, the U.S. economy grew at its slowest rate in more than five years, as businesses abruptly cut their spending on everything from new plant and equipment to high-tech innovations. American consumers continued to increase their purchases, albeit at a much slower pace than earlier in the year, allowing the nation's economy to grow at the annual rate of only 1.4% during the final quarter of 2000. Compared to the first half of the year when the economy cruised along at an annual rate greater than 5.0%, the second half of the year saw the momentum collapse. With daily announcements from corporations of major job layoffs, especially in the battered manufacturing sector, and consumer confidence tumbling, the Fed needed to intervene.

     Shortly after the Trust's current report period ended, the Fed slashed short-term interest rates by 0.50% on January 3, 2001 and by another 0.50% on January 31st. The target rate on the Federal Fund's rate - the interest rate banks charge each other for overnight loans - now stands at 5.50%. In those two aggressive moves, the central bank has eased monetary policy with the intent to keep the economy from falling into a recession. We believe further rate cuts by the Fed may well be in the offing.

     The Trust's Investment Adviser, STCM Management Company, Inc., continues to act with a high level of prudence. The Adviser very carefully examines the creditworthiness and marketability of all issuers of securities utilized in each of the Trust's investment portfolios. The Adviser strives for competitive yields through managing each portfolio with strict adherence to using only money-market securities possessing high-quality standards and minimal credit risks, in order to maintain a high level of safety for investors' cash reserves.

     As of December 31, 2000, the seven-day yield for each of the Trust's portfolios was as follows:

          CAPITAL CASH MANAGEMENT TRUST (ORIGINAL SHARES): 6.15%
          CAPITAL CASH U.S. GOVERNMENT SECURITIES TRUST (SERVICE SHARES): 5.46%

/PAGE

PAGE

     Looking forward, we are optimistic that Capital Cash Management Trust will continue to provide investors attractive yields compared to alternative money market investments. Through alertness to market opportunities, the Trust can produce a highly competitive return for its investors without compromising safety. The Adviser strongly believes that investors' cash reserves is one area of investment management with which one specifically does not take any undue risks.

     All of us associated with the management of the Trust express our continued appreciation for the confidence you have shown through your investment in Capital Cash Management Trust. We can assure you that we dedicate ourselves to providing you with an investment that will give you a high level of confidence and which can assist effectively in your overall investment goals.

                                   Sincerely,


Lacy B. Herrmann
President and Chairman of
  the Board of Trustees

Charles E. Childs, III
Senior Vice President and
  Portfolio Manager

                         CAPITAL CASH MANAGEMENT TRUST
                           STATEMENTS OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (UNAUDITED)

                        CAPITAL CASH MANAGEMENT TRUST

FACE AMOUNT     COMMERCIAL PAPER - 25.0%                                             VALUE
                AUTOMOTIVE - 10.7%
   $90,000      Ford Motor Credit Corp., 6.60%, 01/05/01                              $89,934
    72,000      General Motors Acceptance Corp., 6.55%, 01/04/01                       71,960
                                                                                      161,894
                FINANCE - 6.3%
    95,000      Wells Fargo Financial Inc., 6.58%, 01/10/01                            94,844
                INSURANCE - 6.0%
    90,000      Prudential Funding Corp., 6.55%, 01/08/01                              89,885
                TRAVEL & LEISURE SERVICES - 2.0%
    30,000      American Express Credit Corp., 6.30%, 02/02/01                         29,832
                        Total Commercial Paper                                        376,455


                U.S. GOVERNMENT AGENCY DISCOUNT NOTES- 74.7%
   100,000      Federal Farm Credit Bank, 6.44%, 01/16/01                              99,732
                Federal Home Loan Banks,
   102,000              6.43%, 01/03/01                                               101,964
   100,000              6.21%, 01/31/01                                                99,483
                Federal Home Loan Mortgage Corporation,
    90,000              6.44%, 01/09/01                                                89,871
    82,000              6.43%, 01/16/01                                                81,780
    90,000              6.44%, 01/18/01                                                89,726
    65,000              6.44%, 01/23/01                                                64,744
    80,000              6.33%, 02/06/01                                                79,494
                Federal National Mortgage Association,
    72,000              6.44%, 01/10/01                                                71,884
    88,000              6.44%, 01/11/01                                                87,843
    90,000              6.33%, 01/17/01                                                89,747
   100,000              6.35%, 01/17/01                                                99,718
    68,000              6.39%, 01/25/01                                                67,710
                        Total U.S. Government Agency Discount Notes                 1,123,696
                        Total Investments (cost $1,500,151*)         99.7%          1,500,151
                        Other assets less liabilities                 0.3               4,576
                        Net Assets                                  100.0%        $ 1,504,727

                        CAPITAL CASH U.S. GOVERNMENT SECURITIES TRUST

                U.S GOVERNMENT AGENCY DISCOUNT NOTES - 100.5%
$1,704,000      Federal Home Loan Banks, 4.80%, 01/02/01                          $ 1,703,773
                        Total Investments (cost $1,703,773*)        100.5%          1,703,773
                        Other assets less liabilities                (0.5)             (8,415)
                        Net Assets                                  100.0%        $ 1,695,358

                    (*) Cost for Federal tax purposes is identical.

                 See accompanying notes to financial statements.

                         CAPITAL CASH MANAGEMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                         DEMEMBER 31, 2000 (UNAUDITED)


                                                                               GOVERNMENT
                                                                    CASH       SECURITIES
                                                                    FUND          FUND
ASSETS:
    Investments at value
        (cost $1,500,151 and $1,703,773, respectively)           $1,500,151    $1,703,773
    Cash                                                             17,028           407
    Due from Administrator for reimbursement of expenses              3,021         4,043
    Other assets                                                      2,206             -
        Total Assets                                              1,522,406     1,708,223
LIABILITIES:
    Accrued expenses                                                  7,182         4,447
    Dividends payable                                                10,497         8,055
    Distribution fees payable                                             -           363
        Total Liabilities                                            17,679        12,865
    NET ASSETS                                                   $1,504,727    $1,695,358

NET ASSETS CONSIST OF:
    Capital Stock - Authorized an unlimited number of shares,
        par value $.01 per share                                    $15,047       $16,960
    Additional paid-in capital                                    1,489,680     1,679,055
    Accumulated net realized loss on investments                          -          (657)
                                                                 $1,504,727    $1,695,358

SHARES OF BENEFICIAL INTEREST:
    Original Shares Class:
        Net Assets                                               $1,504,727             -

        Shares outstanding                                        1,504,716             -

        Net asset value per share                                     $1.00             -

    Service Shares Class:
      Net Assets                                                          -    $1,695,358

      Shares outstanding                                                  -     1,696,014

      Net asset value per share                                           -         $1.00

                See accompanying notes to financial statements.

                         CAPITAL CASH MANAGEMENT TRUST
                            STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                                                          GOVERNMENT
                                                                                        CASH              SECURITIES
                                                                                        FUND                 FUND
INVESTMENT INCOME:

    Interest income                                                                   $ 61,153             $ 72,789

EXPENSES:
    Investment Adviser fees (note 3)                                                     1,863                2,265
    Administrator fees (note 3)                                                          1,398                1,698
    Legal fees                                                                           6,406                7,639
    Trustees' fees and expenses                                                          5,554                5,150
    Registration fees and dues                                                           3,666                1,723
    Audit and accounting fees                                                            4,000                4,000
    Transfer and shareholder servicing agent fees                                        2,461                1,536
    Custodian fees                                                                       2,194                2,785
    Shareholders' reports                                                                1,284                3,881
    Distribution fees (note 3)                                                               -                2,830
    Miscellaneous                                                                        2,510                1,300
    Total expenses                                                                      31,336               34,807

    Investment Advisory fees waived (note 3)                                            (1,863)              (2,182)
    Administration fees waived (note 3)                                                 (1,398)              (1,636)
    Reimbursement of expenses by Administrator (note 3)                                (23,938)             (17,536)
    Expenses paid indirectly (note 5)                                                     (410)              (6,106)
    Net expenses                                                                         3,727                7,347

Net investment income                                                                   57,426               65,442
Net realized loss from securities transactions                                               -                    -

Net increase in net assets resulting from operations                                  $ 57,426             $ 65,442

                See accompanying notes to financial statements.

                         CAPITAL CASH MANAGEMENT TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                        CASH FUND                     GOVERNMENT SECURITIES FUND
                                                             SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                            DECEMBER 31, 2000   YEAR ENDED       DECEMBER 31, 2000    PERIOD ENDED
                                                               (UNAUDITED)     JUNE 30, 2000        (UNAUDITED)      JUNE 30, 2000*
INCREASE (DECREASE) IN NET ASSETS
    OPERATIONS:
        Net investment income                                   $   57,426      $   95,196           $    65,442      $   102,026
        Net realized loss from securities transactions                   -               -                     -             (657)
        Change in net assets resulting from operations              57,426          95,196                65,442          101,369

    DIVIDENDS TO SHAREHOLDERS
        FROM NET INVESTMENT INCOME:
        Original Shares                                            (57,426)        (95,196)                    -                -
        Service Shares                                                   -               -               (65,442)        (102,026)
            Total dividends to shareholders from net
                investment income                                  (57,426)        (95,196)              (65,442)        (102,026)

    CAPITAL SHARE TRANSACTIONS
        (at $1.00 per share):
        Proceeds from shares sold:
        Original Shares                                          1,014,215       2,001,411                     -                -
        Service Shares                                                   -               -             3,000,000       29,556,526
                                                                 1,014,215       2,001,411             3,000,000       29,556,526
        Reinvested dividends and distributions:
            Original Shares                                         47,264         100,795                     -                -
            Service Shares                                               -               -                57,371          102,043
                                                                    47,264         100,795                57,371          102,043
        Cost of shares redeemed:
        Original Shares                                         (1,255,724)     (2,019,537)                    -                -
        Service Shares                                                   -               -            (3,049,520)     (27,970,405)
                                                                (1,255,724)     (2,019,537)           (3,049,520)     (27,970,405)
        Change in net assets from capital share
            transactions                                          (194,245)         82,669                 7,851        1,688,164
    Total change in net assets                                    (194,245)         82,669                 7,851        1,687,507

NET ASSETS:
        Beginning of period                                      1,698,972       1,616,303             1,687,507                -
        End of period                                           $1,504,727      $1,698,972           $ 1,687,538      $ 1,687,507

*For the period March 16, 2000 (commencement of operations) through June 30,
2000.

                See accompanying notes to financial statements.

                          CAPITAL CASH MANAGEMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. ORGANIZATION

     Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company.

     The Trust consists of the following two investment portfolios (referred to individually as a "Fund" and collectively as the "Funds"): Capital Cash Management Trust (the "Cash Fund", a diversified portfolio which commenced operations on July 8, 1974), and Capital Cash U.S. Government Securities Trust (the "Government Securities Fund", a diversified portfolio which commenced operations on March 16, 2000). The Trust is authorized to issue for each Fund an unlimited number of shares of $.01 par value in two classes of shares:the Original Shares Class and the Service Shares Class. The Original Shares Class of the Cash Fund includes all currently outstanding shares that were issued prior to November 1, 1999, the date on which the Capital structure was changed to include two classes rather than one. The two classes are substantially identical, except that Service Shares bear the fees that are payable under the Trust's Distribution Plan.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Each Fund's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act, which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES: The net asset value per share for each class of the Funds' shares is determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open by dividing the value of the assets of the Fund allocable to that class less Fund liabilities allocable to the class and any liabilities charged directly to the class, exclusive of surplus, by the total number of shares of the class outstanding. Investment income, realized and unrealized gains and losses, if any, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class.

/PAGE

PAGE

d) FEDERAL INCOME TAXES: It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

e) REPURCHASE AGREEMENTS: It is each Fund's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day in order to compare the value of the collateral to the amount of the loan (repurchase agreements being defined as "loans" in the 1940
     Act), including the accrued interest earned thereon. If the value of the collateral is less than 102% of the loan plus the accrued interest thereon, additional collateral is required from the borrower.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

     STCM Management Company, Inc. (the "Adviser") is the Investment Adviser to the Trust. In this role, under Advisory Agreements, the Adviser supervises each Fund's investments and provides various services for which it receives a fee from each Fund which is payable monthly and computed at the annual rate of 0.20% of each Fund's average daily net assets. The Trust also has Administration Agreements with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio. The Administrator receives a fee from each Fund for such services which is payable monthly and computed at the annual rate of 0.15% of each Fund's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

     With respect to the Cash Fund, the Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Cash Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 1.5% of the first $30 million of its average annual net assets plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of its total annual investment income. No such reduction in fees was required during the six months ended December 31, 2000 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $1,863 and $1,398 respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $13,799. Also, the Administrator has undertaken to waive fees or reimburse the Cash Fund to the extent that annual expenses exceed 0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses of the Cash Fund in the additional amount of $2,773. Further, the Administrator voluntarily reimbursed additional expenses of $7,366. For the six months ended December 31, 2000, these expense reimbursements amounted to $23,938. Of this amount, $20,917 was paid prior to December 31, 2000 and the balance was paid in early January 2001.

/PAGE

PAGE


     With respect to the Government Securities Fund for the six mouths ended December 31, 2000 the Fund incurred fees under the Advisory Agreement and Administration Agreement of $2,265 and $1,698 respectively, of which amounts the Adviser and Administrator waived $2,182 and $1,636 respectively. Additionally, the Administrator voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $17,536.

b)  DISTRIBUTION AND SERVICE FEES:

     Each Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. A part of the Plan authorizes payment of certain distribution or service fees by the Service Shares Class of the Fund. Such payments are made to "Designated Payees"- broker-dealers, other financial institutions and service providers who have entered into appropriate agreements with the Distributor and which have rendered assistance in the distribution and/or retention of the Funds' Service Shares or in the servicing of Service Share accounts. The total payments under this part of a Fund's Plan may not exceed 0.25 of 1% of its average annual assets represented by Service Shares. No such payments will be made by the Original Share Class. Specific details about each Plan are more fully defined in the Prospectus and Statement of Additional Information of the Funds.

     Under  a   Distribution   Agreement,   Aquila   Distributors,   Inc.   (the
"Distributor") serves as the exclusive distributor of the Funds' shares. No compensation or fees are paid to the Distributor for such share distribution.

4. DISTRIBUTIONS

     The Funds declare dividends daily from net investment income and make payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

5. EXPENSES

     The Funds have negotiated an expense offset arrangement with their custodian wherein they receive credit toward the reduction of custodian fees and other expenses whenever there are uninvested cash balances. The Statements of Operations reflect the total expenses before any offset, the amount of offset, if any, and the net expenses. It is the general intention of the Funds to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

                         CAPITAL CASH MANAGEMENT TRUST
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                          GOVERNMENT SECURITIES FUND
                                                                CASH FUND ORIGINAL SHARES (1)                     SERVICE SHARES
                                                 SIX MONTHS                                                    SIX MONTHS
                                                   ENDED                                                          ENDED     PERIOD
                                                  12/31/00                YEAR ENDED JUNE 30,                   12/31/00     ENDED
                                                (UNAUDITED)   2000      1999      1998      1997      1996    (UNAUDITED) 6/30/00(2)
Net asset value, beginning of period              $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000     $1.0000    $1.0000

Income from investment operations:
    Net investment income                          0.0311    0.0524    0.0473    0.0521    0.0489    0.0518      0.0291     0.0161

Less distributions:
    Dividends from net investment income          (0.0311)  (0.0524)  (0.0473)  (0.0521)  (0.0489)  (0.0518)    (0.0291)   (0.0161)

Net asset value, end of period                    $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000     $1.0000    $1.0000

Total return                                        3.15%+     5.37%     4.84%     5.33%     5.00%     5.29%      2.95%+     1.62+%

Ratios/supplemental data
    Net assets, end of period (in thousands)       $1,505    $1,699    $1,616    $1,613    $1,435    $1,765      $1,695     $1,688
    Ratio of expenses to average net assets         0.44%*     0.41%     0.41%     0.40%     0.41%     0.41%      0.84%*      0.68
    Ratio of net investment income to average
        net assets                                  6.12%*     5.24%     4.72%     5.21%     4.88%     5.16%      5.59%*     5.30%*

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's expense reimbursement were:

    Ratio of expenses to average net assets         3.32%*     5.14%     3.51%     5.14%     6.48%     5.74%      2.53%*     1.24%*
    Ratio of net investment income (loss) to
        average net assets                          3.34%*     0.50%     1.62%     0.47%   (1.19)%   (0.17)%      3.89%*     4.73%*

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets         0.40%*     0.40%     0.40%     0.40%     0.40%     0.40%      0.65%*     0.65%*


(1) Designated as the "Original Shares" class of shares on November 1, 1999.
(2) For the period March 16, 2000 (commencement of operations) through June 30, 2000.

+  Not annualized.
*  Annualized.

                 See accompanying notes to financial statements


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